Exhibit 23.2

                                HOGAN & SLOVACEK
                           A Professional Corporation
                          Certified Public Accountants

                                 Harvey Parkway
                            301 N.W. 63rd, Suite 290
                          Oklahoma City, Oklahoma 73116
                   Office: (405) 848-2020 Fax: (405) 848-7359





                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------


We hereby consent to the incorporation in this Registration Statement Form SB-2 of our report dated May 10, 2004, relating to the audited financial statements of Gulfport Energy Corporation.

                                       /s/  Hogan  &  Slovacek

                                       HOGAN  &  SLOVACEK

Oklahoma  City,  OK
May  10,  2004